Net Finance Income/(Costs) - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Interest income under the effective interest method on:
Financial assets measured at amortized cost - interest income (primarily time deposits and cash and cash equivalents)	$ 197	$ 107	$ 26
Net foreign exchange gain	1	0	2
Finance income	198	107	28
Financial liabilities measured at amortized cost - interest expense	(99)	(165)	(1,701)
Net foreign exchange loss	0	(1)	0
Finance costs	(99)	(166)	(1,701)
Net change in fair value of financial assets and liabilities	(39)	(294)	37
Share listing and associated expenses	0	0	(353)
Net finance income/ (costs)	$ 60	$ (353)	$ (1,989)